SUPPLEMENT DATED DECEMBER 28, 2022
TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the current Statement of Additional Information for VanEck ETF Trust (the “Trust”) regarding VanEck Russia ETF and VanEck Russia Small-Cap ETF (each, a “Fund,” together, the “Funds”), series of the Trust. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
On September 29, 2022, the Board of Trustees of the Trust (the “Board”) unanimously voted to approve a Plan of Liquidation and Termination of each Fund, contingent on receiving any necessary relief from the SEC. On December 28, 2022, the SEC granted exemptive relief to the Funds permitting the Funds to suspend the right of redemption with respect to shares of the Funds and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Funds complete the liquidation of their portfolios and distribute all their assets to remaining shareholders.
Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines. Previously, on March 3, 2022 and March 2, 2022, VanEck Russia ETF and VanEck Russia Small-Cap ETF, respectively, suspended new creations of its shares in light of circumstances involving Russia and Ukraine and trading in the Funds was halted by the Funds’ listing exchange, Cboe BZX Exchange, Inc. (“Cboe”), prior to market open on March 4, 2022. MarketVector Indexes GmbH, the index provider for the MVIS® Russia Index and the MVIS® Russia Small-Cap Index (the “Indexes”), the Funds’ underlying indexes, has suspended future rebalances of the Indexes.
The process of paying any proceeds of the liquidation is currently scheduled to be initiated on or about January 12, 2023. The Funds will make one or more liquidating distributions. It is possible that the liquidation of the Funds will take an extended period of time if circumstances involving Russian securities do not improve.
While the Funds are in the process of liquidating their portfolios, the Funds will hold cash and securities that may not be consistent with each Fund’s investment objective and strategies and are likely to incur higher tracking error than is typical for each Fund. Furthermore, because of the halt in secondary market trading in the Funds by Cboe and the liquidation of the Funds, each Fund is no longer an exchange-traded fund, and we cannot assure you that there will be a trading market for your shares. Upon payment of the final liquidating distribution, it is anticipated that each Fund will be terminated.
If you are subject to federal income tax, the liquidation of the Funds will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation (if possible) will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, each Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. However, you may not be able to recognize a loss until you receive the final distribution in a series of liquidating distributions. Please consult your personal tax advisor about the potential tax consequences.
If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.